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                                                                    EXHIBIT 10.1

               THE AMENDED AND RESTATED 1993 STOCK OPTION PLAN OF
                            OSAGE SYSTEMS GROUP, INC.

1.       PURPOSES

                  The Board of Directors of Osage Systems Group, Inc. (the "Company") believes that it is in the best interests of the Company to maintain an equity incentive program in the form of the Company's 1993 Stock Option Plan, as amended (the "1993 Plan") which will provide a meaningful opportunity for officers, employees and directors, including non-employee directors and consultants, to acquire a substantial proprietary interest in the enterprise and thereby encourage such individuals to remain in the Company's service and more closely align their interests with those of the shareholders.

2.       SCOPE AND DURATION

                  Options under the 1993 Plan may be granted in the form of incentive stock options ("Incentive Options") as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or in the form of nonqualified stock options ("Nonqualified Options"). (Unless otherwise indicated, references in the 1993 Plan to "options" include Incentive Options and Nonqualified Options.) The maximum aggregate number of shares as to which options may be granted from time to time under the 1993 Plan is 2,000,000 shares of the Company's common stock, $0.01 par value per share ("Common Stock"), which shares may be, in whole or in part, authorized but unissued shares or shares reacquired by the Company. If an option shall expire, terminate or be surrendered for cancellation for any reason without having been exercised in full, the shares represented by the option or portion thereof not so exercised shall (unless the 1993 Plan shall have been terminated) become available for subsequent option grants under the 1993 Plan. Unless terminated sooner pursuant to paragraph 15, the 1993 Plan shall terminate on the tenth anniversary of the effective date, and no option shall be granted hereunder after the date.

3.       ADMINISTRATION

                  The 1993 Plan shall be administered by a committee of the Board of Directors of the Company, or by the full Board of Directors (in either case, the "Plan Administrator"). The Plan Administrator shall construe and interpret the 1993 Plan and establish such rules as it deems necessary for the proper administration of the 1993 Plan. The Plan Administrator has the authority (subject to full Board review) to determine which eligible individuals are to receive option grants, the number of shares to be covered by each grant, the type of options (Incentive Options or Nonqualified Options) to be granted, the date or dates on which the option is to become exercisable, the price of the option, and to make all other determinations deemed necessary or advisable for the administration of the 1993 Plan. The Plan Administrator may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Plan Administrator (or any person to whom it has delegated duties as aforesaid) may employ one or more persons to render advice with respect to any responsibility that the Plan Administrator or such person may have under the 1993 Plan.
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4.       ELIGIBILITY; FACTORS TO BE CONSIDERED IN GRANTING OPTIONS

                  Under the 1993 Plan, all full-time employees of the Company or its subsidiaries (including those who are officers and directors), non-employee directors and consultants are eligible to receive options pursuant to the 1993 Plan, if selected by the Plan Administrator.

                  Incentive Options shall be limited to persons who are employees of the Company and its subsidiaries. In determining the employees to whom Incentive Options shall be granted and the number of shares to be covered by each Incentive Option, the Plan Administrator shall take into account the nature of employees' duties, their present and potential contributions to the success of the Company and such other factors as it shall deemed relevant in connection with accomplishing the purposes of the 1993 Plan. A director of the Company or of a subsidiary who is not also an employee shall not be eligible to receive an Incentive Option. An employee who has been granted an option or options under the 1993 Plan may be granted an additional option or options, subject, in the case of Incentive Options, to such limitations as may be imposed by the Code on such options.

                  A Nonqualified Option may be granted to employees of the Company or any of its subsidiaries and to non-employee directors, independent agents and consultants to the Company, in each case whom the Plan Administrator believes has contributed, or will contribute, to the success of the Company.

5.       OPTION PRICE

                  The purchase price of the Common Stock covered by each option shall be determined by the Plan Administrator but, subject to paragraph 9(b), in no event shall the purchase price of the Common Stock covered by any option be less than 100% of the Fair Market Value (as defined in paragraph 16 below) of a share of the Common Stock on the date on which the option is granted. The purchase price with respect to any option granted shall be subject to adjustment as provided in paragraph 13 below. The Plan Administrator shall determine the date on which an option is granted. In the absence of such a determination, the date on which the Board of Directors or the Plan Administrator, as the case may be, adopts a resolution granting an option shall be considered the date on which such option is granted.

6.       TERM OF OPTIONS

                  Subject to paragraph 9(b), the term of each option shall be not more than ten years from the date of grant subject to earlier termination as provided in paragraphs 11 and 12 below.

7.       EXERCISE OF OPTIONS

                  (a) The period during which any option granted under the 1993 Plan may be exercised shall be determined in each case by the Plan Administrator. The Plan Administrator may, in its sole discretion, provide that an option shall immediately become exercisable in full upon the happening of any of the following events: (i) the first purchase of shares of Common Stock pursuant to a tender offer or exchange offer (other than an offer by the Company) for all, or any part of, the Common Stock, (ii) a change of control of the Company, (iii) the approval by the


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stockholders of the Company of an agreement for a merger in which the Company will not survive as an independent, publicly owned corporation, (iv) a consolidation, or a sale, exchange or other disposition of all or substantially all of the Company's assets, or (v) with respect to an employee, on his 65th birthday. In the event of a question or controversy as to whether or not any of the events hereinabove described has taken place, a determination by the Plan Administrator that such event has or has not occurred shall be conclusive and binding upon the Company and participants in the 1993 Plan.

                  (b) An option may be exercised, at any time or from time to time subject, in the case of Incentive Options, to such restrictions as may be imposed by the Code, as to any or all full shares as to which the option is then exercisable.

                  (c) The purchase price of the shares as to which an option is exercised shall be paid in full at the time of exercise. Payment shall be made in cash, which may be paid by check or other instrument acceptable to the Company. In addition, subject to compliance with applicable laws and regulations and such conditions as the Plan Administrator may impose, the Plan Administrator in its sole discretion, may permit payment in shares of Common Stock of the Company; provided, however, that shares of Common Stock used to pay the exercise price must have been owned by the participant for a six-month period prior to the exercise date, or such longer period as determined by the Plan Administrator, and valued at the Fair Market Value thereof (as defined in paragraph 17 below) on the date of exercise.

                  (d) Any amount necessary to satisfy any federal, state or local tax withholding obligations of the Company shall be paid by the option holder at the time of exercise of the option (or, if later, on the date the amount of such tax is determined by the Company). An amount required to be withheld under applicable tax withholding requirements may be paid (i) in cash;
(ii) in the sole discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate Fair Market Value on the exercise date equal to the tax obligation (provided that the previously-owned shares delivered in satisfaction of the withholding obligations must have been held by the optionee for at least six (6) months; (iii) by delivering to the Company a notice of exercise with an irrevocable direction to a broker-dealer registered under the Act to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Company to pay the exercise price; or (iv) in the discretion of the Plan Administrator, through a combination of the procedures set forth in subsections (i), (ii) and (iii) above.

                  (e) Except as provided in paragraphs 11 and 12 below, no Incentive Option granted to an employee of the Company or any of its subsidiaries may be exercised unless such employee is then an employee of the Company or a subsidiary. The exercise of any Nonqualified Option shall be governed by the stock option agreement pursuant to which it is granted.

                  (f) Upon the exercise of an option or portion thereof in accordance with the 1993 Plan, the option agreement and such rules and regulations as may be established by the Board of Directors or the Plan Administrator, as the case may be, the holder thereof shall have the rights of a stockholder with respect to the shares covered by such option or portion thereof so exercised.


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8.       SUBSTITUTION OF OPTIONS

                  During the term of the 1993 Plan, the Plan Administrator in its discretion may offer one or more option holders the opportunity to surrender any or all unexpired options for cancellation or replacement. If any options are so surrendered, the Plan Administrator may then grant new Nonqualified or Incentive Options to such holder for the same or different numbers of shares at a higher or lower exercise price than the surrendered options. Such new options may have a different term than the surrendered options but shall otherwise be subject to the provisions of the 1993 Plan.

9.       INCENTIVE OPTIONS

                  (a) The aggregate Fair Market Value (determined in accordance with the provisions of paragraph 16 at the time the Incentive Option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by any employee during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporations, as those terms are defined in Section 424 of the Code) shall not exceed $100,000.

                  (b) No Incentive Option may be awarded to any employee who immediately prior to the date of the granting of such Incentive Option owns more than 10% of the combined voting power of all classes of stock of the Company or any of its subsidiaries unless the exercise price under the Incentive Option is at least 110% of the Fair Market Value and the option expires within five years from the date of grant.

                  (c) In the event of amendments to the Code or applicable regulations relating to Incentive Options subsequent to the date hereof, the Company may amend the provisions of the 1993 Plan, and the Company and the employees holding such options may agree to amend outstanding option agreements, to conform to such amendments.

10.      NON-TRANSFERABILITY OF OPTIONS

                  Options granted under the 1993 Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and such options may be exercised during the lifetime of the employee only by the employee.

11.      TERMINATION OTHER THAN BY DEATH

                  If an optionee shall cease to be either an employee, director or consultant of the Company or its subsidiaries for any reason, other than death, then within 30 days next succeeding such termination of employment, but in any event not later than the expiration date of the option, the option holder may exercise the option rights granted to the option holder under the option, but only to the extent that the option holder was entitled to exercise the same on the date of such termination of employment; provided, however, that any option which is held by an employee whose employment is terminated for "Cause" (as defined below) shall, to the extent not theretofore exercised, automatically terminate as of the date of termination of employment. Incentive Options granted to employees under the 1993 Plan shall not be affected by any change


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of duties or position so long as the holder continues to be an employee of the
Company or any of its subsidiaries.

                  Notwithstanding the foregoing, the Plan Administrator may, in its discretion, extend the post-termination exercise period to a date not later than the original expiration date of such option. Any option agreement or any rules and regulations relating to the 1993 Plan may contain such provisions as the Plan Administrator shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Nothing in the 1993 Plan or in any option granted pursuant to the 1993 Plan shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with the right of the Company or any such subsidiary to terminate such employment at any time.

                  For purposes of this Plan, the term "Cause" shall mean (a) with respect to an individual who is party to a written agreement with the Company which contains a definition of "cause" or "for cause" or words of similar import for purposes of termination of employment thereunder by the Company, "cause" or "for cause" as defined in such agreement; (b) in all other cases (I) the willful commission by an employee of a criminal or other act that causes substantial economic damage to the Company or substantial injury to the business reputation of the Company; (II) the commission of an act of fraud in the performance of such person's duties to or on behalf of the Company; or (III) the continuing willful failure of a person to perform the duties of such person to the Company (other than a failure to perform duties resulting from such person's incapacity due to illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to cure such failure are given to the person by the Board of Directors of the Company or the Plan Administrator. For purposes of the Plan, no act, or failure to act, on the part of any person shall be considered "willful" unless done or omitted to be done by the person other than in good faith and without reasonable belief that the person's action or omission was in the best interest of the Company.

12.      DEATH

                  If the optionee to whom an option is granted shall cease to be an employee, director or consultant of the Company or its subsidiaries by reason of death, then within the six (6) months next succeeding such option holder's death, but in any event not later than the expiration date of the option, the option holder's executor, administrator, or any person or persons to whom the option holder's rights under the option shall pass by testamentary transfer, bequest or by the operation of the laws of descent and distribution, may exercise the option rights granted to the option holder under the option, but only to the extent that the option holder was entitled to exercise the same on the date of such option holder's death. Notwithstanding the foregoing, the Plan Administrator may, in its discretion, extend the post-death exercise period to a date not later than the original expiration date of such option.

13.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

                  Notwithstanding any other provisions of the 1993 Plan, the Plan Administrator may at any time make or provide for such adjustments to the 1993 Plan, to the number and class


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of shares issuable thereunder or to any outstanding options as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Plan Administrator may make such adjustment as it deems equitable in respect of outstanding options and rights, including in its discretion revision of outstanding options and rights so that they may be exercisable for the consideration payable in the acquisition transaction. Any such determination by the Plan Administrator shall be conclusive. Any fractional shares resulting from such adjustments shall be eliminated.

14.      EFFECTIVE DATE

                  The 1993 Plan, as originally adopted, became effective as of March 12, 1993 and was most recently amended and restated as of June 12, 1998.

15.      TERMINATION AND AMENDMENT

                  Under the 1993 Plan, the Board of Directors may modify, amend, or terminate the 1993 Plan at any time except that, to the extent then required by applicable law, rule, or regulation, approval of the holders of a majority of the Common Stock represented in person or by proxy at a meeting of the shareholders will be required to increase the maximum number of shares of Common Stock available for distribution under the 1993 Plan (other than increases due to adjustments in accordance with the 1993 Plan). No modification, amendment, or termination of the 1993 Plan shall adversely affect the rights of a participant under a grant previously made to him without the consent of such participant.

16.      MISCELLANEOUS

                  As said term is used in the 1993 Plan, the "Fair Market Value" of a share of Common Stock on any day means: (a) if the principal market for the Common Stock is a national securities exchange or the NASDAQ National Market System, the closing sales price of the Common Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (b) if the principal market for the Common Stock is not a national securities exchange or the NASDAQ National Market System, and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System, the mean between the closing bid and the closing asked prices for the Common Stock on such day as quoted on such system, or (c) if the principal market for the Common Stock is not a national securities exchange or the NASDAQ National Market System, and the Common Stock is not quoted on the National Association of Securities Dealers Automated Quotations System, the mean between the highest bid and lowest asked priced for the Common Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (a), (b) and (c) of this paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Common Stock shall be determined by the Plan Administrator by any method which it deems to be


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appropriate. The determination of the Plan Administrator shall be conclusive as to the Fair Market Value of the Common Stock.

                  The Plan Administrator may require, as a condition to the exercise of any options granted under the 1993 Plan, that to the extent required at the time of exercise (i) the shares of Common Stock reserved for purposes of the 1993 Plan shall be duly listed, upon official notice of issuance, upon such stock exchange(s) on which the Common Stock is listed, (ii) a registration statement under the Securities Act of 1933 as amended, with respect to such shares shall be effective, and/or (iii) the person exercising such option deliver to the Company such documents, agreements and investment and other representations as the Plan Administrator shall determine to be in the best interests of the Company.


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